BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Fund”)

Supplement dated May 13, 2011
to the Prospectus and Statement of Additional Information, dated January 28, 2011

     Effective as of the close of business on July 15, 2011, all of the outstanding Investor B1 and Investor C1 Shares of the Fund will automatically convert to Investor A Shares of the Fund at net asset value. Also effective as of the close of business on July 15, 2011, all of the outstanding Investor B2 Shares of the Fund will automatically convert to Investor A1 Shares of the Fund at net asset value. Investor A and Investor A1 Shares represent an interest in the same pool of assets as Investor B1, Investor B2 and Investor C1 Shares. Investor A Shares have lower overall operating expenses than Investor B1 and Investor C1 Shares. Investor A1 Shares have lower overall operating expenses than Investor B2 Shares.

     At the close of business on July 15, 2011, shareholders of Investor B1 and Investor C1 Shares will receive Investor A Shares and shareholders of Investor B2 Shares will receive Investor A1 Shares with the same aggregate net asset value as their existing Investor B1, Investor B2 or Investor C1 Shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders should retain this Supplement for future reference.